                                                                        HERITAGE
                                                                          INCOME
                                                                           TRUST


                                    [PHOTO]

                       The Intelligent Creation of Wealth


                                                    INTERMEDIATE GOVERNMENT FUND
                                                            HIGH YIELD BOND FUND


                                 ANNUAL REPORT
                           and Investment Performance
                        Review for the Fiscal Year Ended
                               September 30, 2002


                                     [LOGO]

                                                                October 22, 2002

Dear Valued Shareholders:

I am pleased to provide you with the annual report for the Intermediate Government Fund and the High Yield Bond Fund (the "Funds"), each a portfolio of the Heritage Income Trust, for the fiscal year ended September 30, 2002.

For the fiscal year, the Intermediate Government Fund experienced positive returns(a) of 7.27%, 6.98% and 7.08% on its Class A, Class B and Class C shares, respectively. During this same period, the High Yield Bond Fund also posted positive returns(a) of 1.68%, 1.15% and 1.15% on its Class A, Class B and Class C shares, respectively.

In the letter that follows, Peter Wallace, the portfolio manager of the Intermediate Government Fund, describes the "perfect storm" which has driven interest rates to the lowest levels in a generation and his outlook for the next fiscal year.

Peter Wilby, the portfolio manager of the High Yield Bond Fund, discusses the factors which fueled a rally in bond prices during the first six months of the fiscal year and the reversal of these gains during the second half of the fiscal year. At the close of the fiscal year, spreads were 1,019 basis points as compared to 896 basis points a year ago.

I hope you find their remarks helpful in understanding how your Fund's investment portfolio is managed.

On behalf of Heritage, I thank you for investing in Heritage Income Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.

                                          Sincerely,

                                          /s/ RICHARD K. RIESS

                                          Richard K. Riess
                                          President

---------------

(a) Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                                                October 21, 2002

Dear Fellow Shareholders:

    The fiscal year ended September 30, 2002 for the Heritage Income Trust - Intermediate Government Fund (the "Fund") saw United States government bond yields decline to the lowest level in 40 years. For the one year period ended September 30, 2002, your Fund produced a total return((a)) on Class A shares of +7.27% (Class B shares +6.98%; and Class C shares +7.08%). In comparison, for the same period the Lehman Brothers Intermediate Government Index(b) return was +8.43% and the Lipper Intermediate U.S. Government Fund Category Average((b)) return was +7.43%.

    For the most recent quarter, the Fund's Class A Shares returned +4.78%(a) compared to the Lehman Brothers Intermediate Government Index of +4.82%(b) and the Lipper Intermediate Government average of +4.42%(b).

    The recession of 2001 ended (at least in terms of negative Real Gross Domestic Product growth) at the end of the third quarter of 2001. Economic data has been very mixed with consumers continuing to borrow and spend in spite of a sharply declining stock market and business slow to expand and to increase hiring. For the fiscal year, Gross Domestic Product growth has been positive, averaging +3.0% over the last three quarters with the final quarter yet to be reported. Growth has been erratic with quarterly annualized growth rates of +2.7%; +5.0%; and +1.3%, but the recovery continues. Although the sum of the sources of growth were inventories and net exports, other more stable sources of growth were found in interest rate sensitive sectors such as autos, housing and other areas of consumer spending.

    Traditionally, these are conditions that would generally have caused interest rates to rise and the Federal Reserve to adopt a more restrictive monetary policy. This was not to be the case however as the confluence of a number of factors, most exogenous to economic fundamentals, created the "perfect storm" that would drive interest rates to the lowest levels in a generation.

    As the economy and the nation struggled to recover from the impact of the September 11, 2001 terrorist attacks, geopolitical concerns rose. Terrorism and suicide bombers in Israel and the inevitable retribution kept a constant "flight to quality" bid for U. S. Treasury securities. The events in the Middle East raised concerns over the possibility of additional terrorist attacks in the US. This and the possibility of a war with Iraq also enhanced the demand for low risk investments.

    During the last year, the unwinding of the stock market excesses of the late 1990s continued and the crisis of confidence created by the failure of two massive companies, WorldCom and Enron due to accounting irregularities, plus a number of other issues surrounding corporate governance and ethics, added fuel to the downtrend in the equity markets and consequently that boosted the demand for lower risk treasury issues. Concerns regarding the quality of earnings and management have continued to add downward pressure to stocks and bond yields.

    As domestic interest rates declined, mortgage rates fell sharply. The decline in mortgage rates to levels not seen in a lifetime spurred home purchases and mortgagors to refinance existing loans at more attractive interest rates. As borrowers refinanced, several times in some cases, the prepayment rates on mortgage backed securities accelerated and sharply reduced the average life and duration of mortgage portfolios at banks and other mortgage investors. The reduction in duration penalized performance at these institutions and forced mortgage investors to attempt to compensate by adding duration through the purchase of non-callable Treasury securities. The increased demand from mortgage investors also kept downward pressure on Treasury rates and to some extent became a "catch-22" as further declines in Treasury rates pulled mortgage rates lower and prepayment rates higher necessitating the purchase of even more Treasuries.

    Another and not the least important factor in the precipitous decline in treasury yields over the last year was the reduced amount of marketable Treasury issues outstanding. Although marketable Treasury debt increased during the last year due to the need to finance the deficit, debt outstanding remains well below levels of several years ago.

---------------

(a) Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(b) The Lehman Brothers Intermediate Government Index is an unmanaged index comprised of the Intermediate Treasury and Intermediate Agency indices. The Lipper Intermediate U.S. Government Fund Category Average is an equally weighted performance index of the largest qualifying funds in this Lipper category. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

Here, the immutable laws of supply and demand came into play as demand rose against a diminished supply pulling prices higher and yields lower.

    During the year, the Fund's performance benefited from the continued investment emphasis on Treasury notes and bonds at the expense of underweighting other higher yielding sectors such as agency debt and mortgages related securities. Although we did own a small position in mortgage securities and agency issues to enhance income production, by far the Fund's greatest emphasis was on Treasury issues. This sector was the primary beneficiary of the flight to quality and our emphasis on this sector was beneficial.

    Our duration decision (duration is an approximate measure of how sensitive portfolio value is to a given change in yield) was responsible for the modest underperformance of the Fund relative to the Lipper Intermediate U.S. Government Fund average. Given the growth of the economy and the traditional cyclical relationships that have existed between growth and interest rates, we maintained portfolio duration slightly shorter than the market and consequently shorter than our peer group. We were, and still are, unwilling to place a significant bet on bond rallies based on a "flight to quality" as these rallies have been notoriously short-lived and the "flight from quality" can be more rapid than the "flight to quality" penalizing investors who overstayed the rally.

    An example of the rapid reversal of a flight to quality rally can be found during the early stages of the fiscal year just ended. Following the terrorist attacks on September 11th, interest rates plummeted from 4.86% on September 10, 2001 to 4.18% on November 7, 2001. As it became apparent that the economy and corporate America would survive, interest rates subsequently rose to 5.02% on November 21, 2001. This was an increase of 84 basis points in a mere 14 days.

    We have always believed it is economic fundamentals, the perception of these fundamentals, the Federal Reserve's actions and the supply and demand for credit that are the key determinants of the trend in interest rates and thus we structured the Fund accordingly.

    Looking to the next fiscal period, it is our current opinion that the U.S. economy will continue to improve. The improvement, however, is likely to be as volatile as we have seen so far in the current recovery and we currently believe growth should be in the range of +3.0% to +3.5% in real terms. Given that the economy has a significant amount of excess capacity, inflation should remain well under control in the coming period. The Federal Reserve may well increase interest rates in 2003 should the economy unfold as we envision and become self-sustaining. As rates begin to gradually move higher we will likely consider adding mortgages and other "spread" sensitive investments again to our asset mix. For the time being, we believe that portfolio duration similar to or less than that of our market benchmark is warranted and appropriate for these anticipated conditions.

    Like any other forecast, ours has its risks. The risks are that our fundamental outlook might be incorrect and that the economy could possibly slow to the extent that it falls into recession. In that case the Federal Reserve would most likely move to lower interest rates and we would need to adjust the portfolio structure accordingly. There are always a number of risks that might affect our performance that can not be accurately forecast. Examples of these risks include the risk of other terrorist attacks and the geopolitical consequences of a potential war with Iraq, among others. Fortunately, the management of the Fund is dynamic rather than static and we strive to adjust the portfolio quickly to changing fundamentals.

    Thanks for your continued confidence in the Heritage Income
Trust -- Intermediate Government Fund.

                                          Sincerely,

                                          /s/ H. Peter Wallace

                                          H. Peter Wallace, CFA
                                          Senior Vice President
                                          Heritage Asset Management, Inc.
                                          Portfolio Manager, Intermediate
                                          Government Fund

              GROWTH OF A $10,000 INVESTMENT SINCE OCTOBER 1, 1992
             OF HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                                 CLASS A SHARES

                              (PERFORMANCE CHART)

                                                        HERITAGE INCOME TRUST   LEHMAN BROTHERS
                                                            -INTERMEDIATE         INTERMEDIATE
                                                           GOVERNMENT FUND      GOVERNMENT INDEX
                                                               $16,443              $19,261
                                                        ---------------------   ----------------
Oct-92................................................         $ 9,625              $10,000
                                                               $ 9,651              $ 9,966
                                                               $ 9,747              $10,339
                                                               $ 9,795              $10,541
Sep-93................................................         $ 9,777              $10,764
                                                               $ 9,821              $10,780
                                                               $ 9,818              $10,581
                                                               $ 9,760              $10,521
Sep-94................................................         $ 9,812              $10,602
                                                               $ 9,809              $10,592
                                                               $10,104              $11,032
                                                               $10,505              $11,547
Sep-95................................................         $10,642              $11,726
                                                               $10,930              $12,118
                                                               $10,827              $12,036
                                                               $10,848              $12,116
Sep-96................................................         $10,988              $12,325
                                                               $11,222              $12,609
                                                               $11,154              $12,607
                                                               $11,493              $12,959
Sep-97................................................         $11,787              $13,290
                                                               $12,060              $13,584
                                                               $12,204              $13,789
                                                               $12,405              $14,044
Sep-98................................................         $13,105              $14,700
                                                               $13,047              $14,737
                                                               $12,933              $14,697
                                                               $12,828              $14,668
Sep-99................................................         $12,948              $14,816
                                                               $12,972              $14,809
                                                               $13,163              $15,051
                                                               $13,391              $15,325
Sep-00................................................         $13,716              $15,736
                                                               $14,240              $16,361
                                                               $14,634              $16,852
                                                               $14,621              $16,922
Sep-01................................................         $15,329              $17,763
                                                               $15,238              $17,739
                                                               $15,211              $17,692
                                                               $15,694              $18,375
Sep-02................................................         $16,443              $19,261

                         GROWTH OF A $10,000 INVESTMENT
     SINCE INCEPTION OF HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                       CLASS B SHARES ON FEBRUARY 2, 1998

                              (PERFORMANCE CHART)

                                                        HERITAGE INCOME TRUST   LEHMAN BROTHERS
                                                            -INTERMEDIATE         INTERMEDIATE
                                                           GOVERNMENT FUND      GOVERNMENT INDEX
                                                               $13,077              $14,011
                                                        ---------------------   ----------------
Feb-98................................................         $10,000              $10,000
Mar-98................................................         $ 9,999              $10,031
                                                               $10,157              $10,217
Sep-98................................................         $10,716              $10,694
                                                               $10,670              $10,720
Mar-99................................................         $10,548              $10,691
                                                               $10,466              $10,670
Sep-99................................................         $10,557              $10,778
                                                               $10,566              $10,772
Mar-00................................................         $10,716              $10,949
                                                               $10,892              $11,148
Sep-00................................................         $11,134              $11,447
                                                               $11,561              $11,902
Mar-01................................................         $11,864              $12,259
                                                               $11,844              $12,310
Sep-01................................................         $12,411              $12,922
                                                               $12,279              $12,904
Mar-02................................................         $12,203              $12,870
                                                               $12,521              $13,367
Sep-02................................................         $13,077              $14,011

* Average annual returns for the Intermediate Government Fund Class A and B Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 3.75% for Class A Shares, a contingent deferred sales charge for Class B Shares (4% for the one year period and 2% for the life of Class B Shares) and reinvestment of dividends for Class A and B Shares. If Class B Shares were still held at the end of the period, the value would be $13,277. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         GROWTH OF A $10,000 INVESTMENT
     SINCE INCEPTION OF HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                        CLASS C SHARES ON APRIL 3, 1995

                              (PERFORMANCE CHART)

                                                       HERITAGE INCOME TRUST -   LEHMAN BROTHERS
                                                            INTERMEDIATE           INTERMEDIATE
                                                           GOVERNMENT FUND       GOVERNMENT INDEX
                                                               $15,915               $17,459
                                                       -----------------------   ----------------
Apr-95...............................................          $10,000               $10,000

                                                               $10,363               $10,467

Sep-95...............................................          $10,490               $10,629

                                                               $10,767               $10,984

Mar-96...............................................          $10,652               $10,910

                                                               $10,678               $10,983

Sep-96...............................................          $10,809               $11,172

                                                               $11,030               $11,430

Mar-97...............................................          $10,959               $11,427

                                                               $11,273               $11,746

Sep-97...............................................          $11,567               $12,047

                                                               $11,826               $12,313

Mar-98...............................................          $11,951               $12,499

                                                               $12,153               $12,730

Sep-98...............................................          $12,822               $13,325

                                                               $12,766               $13,358

Mar-99...............................................          $12,635               $13,322

                                                               $12,523               $13,295

Sep-99...............................................          $12,645               $13,430

                                                               $12,657               $13,423

Mar-00...............................................          $12,835               $13,643

                                                               $13,047               $13,891

Sep-00...............................................          $13,351               $14,264

                                                               $13,848               $14,830

Mar-01...............................................          $14,210               $15,275

                                                               $14,201               $15,339

Sep-01...............................................          $14,863               $16,101

                                                               $14,778               $16,079

Mar-02...............................................          $14,744               $16,037

                                                               $15,184               $16,656

Sep-02...............................................          $15,915               $17,459

* Average annual returns for the Intermediate Government Fund Class C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C Shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                                                October 15, 2002
Dear Shareholders:

    The Heritage Income Trust -- High Yield Bond Fund (the "Fund") returned 1.68%(a) on its Class A shares for the fiscal year-ended September 30, 2002. By comparison, the Salomon Smith Barney High Yield Market Index(b) declined 3.35% and the Lipper High Current Yield Funds Category Average(b) declined 2.17%.

    The high yield market experienced a volatile fiscal year 2002 as weak equity markets, conflicting economic data, corporate scandals, accounting restatements, profit warnings, large changes in mutual fund flows, and Iraq weighed heavily on the market. After declining 7.2% in September 2001 according to the Salomon Smith Barney High Yield Index, the high yield market rebounded in the six-months ended March 31, 2002 as investor sentiment stabilized, mutual fund flows again turned positive with $7.5 billion of inflows for the six months, and economic conditions appeared to be improving. Strong U.S. Treasury gains, bargain hunters in search of oversold credits, and the reversal of mutual fund flows to $4.7 billion of inflows compared to almost $2 billion in redemptions in September 2001 contributed to the market rally. During early 2002 the market struggled higher as encouraging economic data, strong equity markets, and large mutual fund inflows were offset by increased volatility caused by Enron's collapse and the related accounting concerns and more downgrades by the rating agencies. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already fragile investor confidence, causing the high grade market to reprice lower and large mutual fund outflows as investors fled riskier securities. In addition, new economic data sparked concerns that a recovery would be slower than expected. In June, WorldCom disclosed that it had improperly accounted for $3.8 billion of expenses, causing investors to shun sectors with more complex financials and leading to a decline in the high yield market of 8.81% for this month. The decline culminated with the arrest of senior executives at Adelphia Communications, the Chapter 11 bankruptcy of WorldCom, and the passing of the August 14 financial certification deadline without additional surprises. More positive economic data, lower volatility in the equity markets, and a reversal of fund flows to net inflows then propelled the high yield market higher in the second half of August. These gains continued into September until weak economic numbers, third quarter earnings warnings, and the potential conflict with Iraq pressured the high yield market lower.

    According to the Salomon Smith Barney High Yield Market Index, the average market yield at September 30, 2002 was 13.15%. This compares to 11.27% at March 31, 2002 and 13.02% September 30, 2001. Spreads, which were 896 basis points at September 30, 2001, tightened to 640 basis points at March 31, 2002, before widening to 1,019 basis points at September 30, 2002. These figures reflect the rally in the first six months ended March 31, 2002, as the high yield market recovered from the September lows, and then the complete reversal of those gains in the final six months of the fiscal year.

    Leading the market over the last twelve months have been Containers, Energy, Retail, Broadcast/Outdoor, Gaming, and Consumer Products issues. Containers benefited early on from lower raw material prices and an improving economy. Energy outperformed due to high oil prices. Retail outperformed due to the stability of the higher quality credits in the sector. Broadcast/Outdoor benefited from an advertising recovery. Gaming and Consumer Products benefited from a flight to quality. Sectors that have lagged include Telecommunications, Cable, Utilities, Technology, Airlines, and Supermarkets/Drugstores. Telecommunications suffered from WorldCom's bankruptcy, accounting investigations at Qwest, and deteriorating industry fundamentals. Adelphia Communications' disclosure of off-balance sheet debt and other accounting problems caused the entire cable sector to decline as investors reconsidered industry leverage, liquidity, and valuations. Utilities suffered due to accounting and regulatory concerns and deteriorating industry fundamentals in the wake of the Enron scandal. Technology declined as several companies announced third quarter revenues would be lower than expected as corporate technology spending continues to decline. Weakening earnings and the uncertain viability of several airlines due to a slowdown in air travel adversely impacted Airlines. Supermarkets/Drugstores suffered from accounting and credibility questions at a large wholesaler and increased competition from larger, better-capitalized companies.

---------------

(a) Total returns include the effect of reinvesting dividends. Performance numbers do not reflect a front-end sales charge or contingent deferred sales charge. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(b) The Salomon Smith Barney High Yield Market Index captures the performance of below investment-grade corporate bonds issued in the United States. This index excludes defaulted debt securities. The Lipper High Current Yield Funds Category Average is an equally weighted performance index of the largest qualifying funds in this Lipper category. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

    During the fiscal year the Fund increased its exposure to Cable, Chemicals, Gaming, and Paper/Forest Products, while reducing its holdings in Automotive, Consumer Products, Energy, and Utilities. In addition, the Fund added several investment grade credits that traded down to attractive prices due to heavy investment grade selling.

    The Fund's performance for the fiscal year benefited from underweightings in Telecommunications and Utilities. In addition, the Fund's performance was helped by overweightings in Consumer Products, Gaming, and Retail. The Fund's performance was adversely affected by an overweighting in Cable, and by underweightings in Containers and Energy.

    Going forward, valuations in the market continue to appear attractive at yields in excess of 13%, yet we remain somewhat cautious as we believe that several factors including (i) high global default rates, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary market liquidity, (v) further accounting scares and (vi) continued equity market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector that present a compelling risk/reward profile. In addition, we are pursuing selected opportunities in lower quality investment grade and crossover (investment grade/high yield) bonds.

                                          Best Regards,

                                          /s/ Peter J. Wilby
                                          Peter J. Wilby
                                          Managing Director
                                          Salomon Brothers Asset Management Inc.
                                          Portfolio Manager, High Yield Bond
                                          Fund

              GROWTH OF A $10,000 INVESTMENT SINCE THE APPROVAL OF
      SALOMON AS SUBADVISER OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                              ON FEBRUARY 1, 1996

                              (PERFORMANCE CHART)

                                                  HERITAGE INCOME TRUST -    SALOMON SMITH BARNEY
                                                   HIGH YIELD BOND FUND     HIGH YIELD MARKET INDEX
                                                  CLASS A SHARES $11,620            $11,862
                                                  -----------------------   -----------------------
Feb-96..........................................          $ 9,625                   $10,000
Mar-96..........................................          $ 9,715                   $10,062
                                                          $ 9,941                   $10,193
Sep-96..........................................          $10,425                   $10,609
                                                          $10,790                   $11,022
Mar-97..........................................          $10,905                   $11,178
                                                          $11,422                   $11,679
Sep-97..........................................          $11,885                   $12,186
                                                          $12,049                   $12,476
Mar-98..........................................          $12,393                   $12,983
                                                          $12,520                   $13,118
Sep-98..........................................          $11,823                   $12,489
                                                          $12,125                   $12,926
Mar-99..........................................          $12,328                   $13,119
                                                          $12,200                   $13,154
Sep-99..........................................          $11,901                   $12,927
                                                          $11,898                   $13,150
Mar-00..........................................          $11,410                   $12,806
                                                          $11,379                   $12,963
Sep-00..........................................          $11,548                   $13,060
                                                          $11,071                   $12,403
Mar-01..........................................          $11,742                   $13,153
                                                          $11,867                   $12,806
Sep-01..........................................          $11,427                   $12,273
                                                          $11,688                   $13,078
Mar-02..........................................          $12,087                   $13,337
                                                          $11,641                   $12,209
Sep-02..........................................          $11,620                   $11,862

The above graph represents performance from February 1, 1996 through September 30, 2002. On February 1st Salomon Brothers Asset Management Inc. assumed portfolio management responsibilities to the Fund. At that time the investment objective was changed to high current income and the investment policies were modified to allow the Fund to primarily invest in lower and medium-rated high yield fixed income securities. Prior to February 1, 1996, the Fund invested a minimum of 50% of the Fund's assets in U.S. Government securities.
              GROWTH OF A $10,000 INVESTMENT SINCE OCTOBER 1, 1992
                 OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                                 CLASS A SHARES

                              (PERFORMANCE CHART)

                                                  HERITAGE INCOME TRUST -    SALOMON SMITH BARNEY
                                                   HIGH YIELD BOND FUND     HIGH YIELD MARKET INDEX
                                                          $14,204                   $16,842
                                                  -----------------------   -----------------------
Sep-92..........................................          $ 9,625                   $10,000
                                                          $ 9,755                   $10,134
                                                          $10,187                   $10,741
                                                          $10,414                   $11,218
Sep-93..........................................          $10,447                   $11,478
                                                          $10,667                   $11,895
                                                          $10,469                   $11,646
                                                          $10,235                   $11,594
Sep-94..........................................          $10,281                   $11,743
                                                          $10,244                   $11,747
                                                          $10,707                   $12,441
                                                          $11,263                   $13,205
Sep-95..........................................          $11,436                   $13,602
                                                          $11,731                   $14,062
                                                          $11,876                   $14,286
                                                          $12,152                   $14,472
Sep-96..........................................          $12,744                   $15,062
                                                          $13,191                   $15,649
                                                          $13,330                   $15,870
                                                          $13,963                   $16,582
Sep-97..........................................          $14,529                   $17,302
                                                          $14,729                   $17,713
                                                          $15,149                   $18,433
                                                          $15,305                   $18,624
Sep-98..........................................          $14,453                   $17,731
                                                          $14,822                   $18,351
                                                          $15,071                   $18,626
                                                          $14,914                   $18,675
Sep-99..........................................          $14,549                   $18,353
                                                          $14,545                   $18,669
                                                          $13,949                   $18,182
                                                          $13,911                   $18,404
Sep-00..........................................          $14,117                   $18,542
                                                          $13,534                   $17,610
                                                          $14,354                   $18,675
                                                          $14,506                   $18,182
Sep-01..........................................          $13,970                   $17,426
                                                          $14,288                   $18,569
                                                          $14,775                   $18,937
                                                          $14,230                   $17,335
Sep-02..........................................          $14,204                   $16,842

* See footnotes on next page.

                      GROWTH OF A $10,000 INVESTMENT SINCE
            INCEPTION OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                       CLASS B SHARES ON FEBRUARY 2, 1998

                              (PERFORMANCE CHART)

                                                  HERITAGE INCOME TRUST -    SALOMON SMITH BARNEY
                                                   HIGH YIELD BOND FUND     HIGH YIELD MARKET INDEX
                                                          $9,154                    $9,298
                                                  -----------------------   -----------------------
Feb-98..........................................          $10,000                   $10,000
Mar-98..........................................          $10,134                   $10,176
                                                          $10,226                   $10,282
Sep-98..........................................          $ 9,642                   $ 9,789
                                                          $ 9,872                   $10,131
Mar-99..........................................          $10,030                   $10,283
                                                          $ 9,902                   $10,310
Sep-99..........................................          $ 9,655                   $10,132
                                                          $ 9,635                   $10,307
Mar-00..........................................          $ 9,230                   $10,038
                                                          $ 9,193                   $10,160
Sep-00..........................................          $ 9,317                   $10,236
                                                          $ 8,915                   $ 9,722
Mar-01..........................................          $ 9,438                   $10,310
                                                          $ 9,526                   $10,037
Sep-01..........................................          $ 9,173                   $ 9,620
                                                          $ 9,335                   $10,251
Mar-02..........................................          $ 9,602                   $10,454
                                                          $ 9,200                   $ 9,570
Sep-02..........................................          $ 9,154                   $ 9,298

                      GROWTH OF A $10,000 INVESTMENT SINCE
            INCEPTION OF HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                        CLASS C SHARES ON APRIL 3, 1995

                              (PERFORMANCE CHART)

                                                  HERITAGE INCOME TRUST -    SALOMON SMITH BARNEY
                                                   HIGH YIELD BOND FUND     HIGH YIELD MARKET INDEX
                                                          $12,736                   $13,537
                                                  -----------------------   -----------------------
Apr-95..........................................          $10,000                   $10,000
                                                          $10,464                   $10,614
Sep-95..........................................          $10,618                   $10,933
                                                          $10,889                   $11,303
Mar-96..........................................          $11,008                   $11,483
                                                          $11,241                   $11,632
Sep-96..........................................          $11,778                   $12,106
                                                          $12,187                   $12,578
Mar-97..........................................          $12,296                   $12,756
                                                          $12,865                   $13,328
Sep-97..........................................          $13,372                   $13,907
                                                          $13,534                   $14,237
Mar-98..........................................          $13,911                   $14,816
                                                          $14,037                   $14,970
Sep-98..........................................          $13,236                   $14,252
                                                          $13,552                   $14,751
Mar-99..........................................          $13,769                   $14,971
                                                          $13,593                   $15,011
Sep-99..........................................          $13,254                   $14,752
                                                          $13,227                   $15,006
Mar-00..........................................          $12,671                   $14,615
                                                          $12,619                   $14,793
Sep-00..........................................          $12,790                   $14,904
                                                          $12,254                   $14,154
Mar-01..........................................          $12,972                   $15,011
                                                          $13,094                   $14,614
Sep-01..........................................          $12,591                   $14,006
                                                          $12,875                   $14,925
Mar-02..........................................          $13,268                   $15,220
                                                          $12,776                   $13,933
Sep-02..........................................          $12,736                   $13,537

* Average annual returns for High Yield Bond Fund Class A, B and C Shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 3.75% for Class A Shares, a contingent deferred sales charge for Class B Shares (4% for the one year period and 2% for the life of Class B Shares) and reinvestment of dividends for Class A, B and C Shares. If Class B Shares were still held at the end of the period, the value would be $9,278. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance and should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                          INTERMEDIATE GOVERNMENT FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

    PRINCIPAL                                                                       MATURITY       MARKET
      AMOUNT                                                                          DATE          VALUE
    ---------                                                                      ----------    -----------
U.S. GOVERNMENT AND AGENCY SECURITIES--96.4%(A)
---------------------------------------------------------------------------------
 U.S. TREASURIES--71.3%
        $1,000,000   U.S. Treasury Notes, 3.0%...................................    11/30/03    $ 1,017,539
         1,000,000   U.S. Treasury Notes, 5.875%.................................    02/15/04      1,058,750
         3,000,000   U.S. Treasury Notes, 2.875%.................................    06/30/04      3,062,694
         3,000,000   U.S. Treasury Notes, 2.25%..................................    07/31/04      3,031,407
         5,000,000   U.S. Treasury Notes, 2.125%.................................    08/31/04      5,041,405
         3,700,000   U.S. Treasury Notes, 4.625%.................................    05/15/06      4,004,673
         5,000,000   U.S. Treasury Notes, 3.5%...................................    11/15/06      5,212,500
         5,000,000   U.S. Treasury Notes, 4.375%.................................    05/15/07      5,396,680
         7,000,000   U.S. Treasury Notes, 3.25%..................................    08/15/07      7,214,921
         3,000,000   U.S. Treasury Notes, 4.875%.................................    02/15/12      3,305,274
         2,000,000   U.S. Treasury Notes, 4.375%.................................    08/15/12      2,126,562
                                                                                                 -----------
                     Total U.S. Treasuries (cost $39,105,924)....................                 40,472,405
                                                                                                 -----------
 U.S. GOVERNMENT AGENCIES--25.1%
---------------------------------------------------------------------------------
   FEDERAL HOME LOAN BANK--1.9%
         1,000,000   Federal Home Loan Bank, 5.125%..............................    03/06/06      1,081,818
                                                                                                 -----------
   FEDERAL HOME LOAN MORTGAGE ASSOCIATION--6.1%
         1,000,000   Freddie Mac, 5.25%..........................................    01/15/06      1,082,209
         1,000,000   Freddie Mac, 5.75%..........................................    03/15/09      1,117,775
         1,190,538   POOL #C47218, 30 year Pass-Through, 7.5%....................    02/01/31      1,255,754
                                                                                                 -----------
                                                                                                   3,455,738
                                                                                                 -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION--11.1%
         1,500,000   Fannie Mae, 4.25%...........................................    07/15/07      1,574,468
         2,500,000   Fannie Mae, 6.0%............................................    12/15/05      2,766,517
         1,864,875   POOL #625185, 30 year Pass-Through, 6.5%....................    02/01/32      1,933,980
                                                                                                 -----------
                                                                                                   6,274,965
                                                                                                 -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--6.0%
         1,422,197   POOL #450456, 30 year Pass-Through, 7.0%....................    01/15/28      1,493,884
         1,835,155   POOL #572852, 30 year Pass-Through, 6.5%....................    01/15/32      1,915,654
                                                                                                 -----------
                                                                                                   3,409,538
                                                                                                 -----------
                     Total U.S. Government Agencies (cost $13,438,778)...........                 14,222,059
                                                                                                 -----------
                     Total U.S. Government and Agency Securities (cost
                     $52,544,702)................................................                 54,694,464
                                                                                                 -----------
REPURCHASE AGREEMENT--1.1%(A)
Repurchase Agreement with State Street Bank and Trust Company, dated September
30, 2002 @ 1.75% to be repurchased at $626,030 on October 1, 2002, collateralized by $645,000 United States Treasury Bills, due January 2, 2003, (market value
$642,505 including interest) (cost $626,000).....................................                    626,000
                                                                                                 -----------
TOTAL INVESTMENT PORTFOLIO (cost $53,170,702)(b), 97.5%(a).......................                 55,320,464
OTHER ASSETS AND LIABILITIES, net, 2.5%(a).......................................                  1,433,648
                                                                                                 -----------
NET ASSETS, 100.0%...............................................................                $56,754,112
                                                                                                 ===========

---------------
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $2,149,762 which consists of aggregate gross unrealized appreciation in all securities.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS--84.9%(A)
--------------------------------------------
  ADVERTISING--1.3%
--------------------------------------------
$  500,000   Sitel Corporation, 9.25%,
             03/15/06.......................  $   470,000
                                              -----------
  AEROSPACE/DEFENSE--1.6%
--------------------------------------------
   175,000   Alliant Techsystems Inc., 8.5%,
             05/15/11.......................      185,938
   250,000   L-3 Communications Corporation,
             7.625%, 06/15/12...............      258,750
   175,000   Sequa Corporation, 9.0%,
             08/01/09.......................      153,125
   500,000   Stellex Industries, Inc.,
             Series "B", 9.5%,
             11/01/07(b)(e).................           50
                                              -----------
                                                  597,863
                                              -----------
  AGRICULTURE--1.7%
--------------------------------------------
   375,000   Hines Horticulture, Inc.,
             Series "B", 12.75%, 10/15/05...      391,875
   250,000   North Atlantic Trading Company,
             Series "B", 11.0%, 06/15/04....      245,000
                                              -----------
                                                  636,875
                                              -----------
  APPAREL--1.5%
--------------------------------------------
   125,000   Levi Strauss & Company,
             11.625%, 01/15/08..............      100,000
   200,000   Levi Strauss & Company, 6.80%,
             11/01/03.......................      176,000
   300,000   Tommy Hilfiger USA, 6.85%,
             06/01/08.......................      279,000
                                              -----------
                                                  555,000
                                              -----------
  AUTO MANUFACTURERS--0.4%
--------------------------------------------
   175,000   Ford Motor Company, 7.45%,
             07/16/31.......................      144,026
                                              -----------
  AUTO PARTS & EQUIPMENT--2.2%
--------------------------------------------
   250,000   Advance Stores Company, Inc.,
             Series "B", 10.25%, 04/15/08...      264,375
   125,000   ArvinMeritor Inc., 8.75%,
             03/01/12.......................      134,439
   200,000   CSK Auto Inc., 12.0%,
             06/15/06.......................      211,750
   225,000   Meritor Automotive Inc., 6.8%,
             02/15/09.......................      221,934
                                              -----------
                                                  832,498
                                              -----------
  BEVERAGES--0.8%
--------------------------------------------
   250,000   Constellation Brands Inc.,
             8.5%, 03/01/09.................      255,000
    25,000   Constellation Brands Inc.,
             Series "B", 8.125%, 01/15/12...       25,500
                                              -----------
                                                  280,500
                                              -----------
  BROADCASTING SERVICES/PROGRAMS--0.8%
--------------------------------------------
   325,000   Echostar DBS Corporation,
             9.375%, 02/01/09...............      312,000
                                              -----------
  BUILDING MATERIALS--0.7%
--------------------------------------------
   275,000   Nortek, Inc., 9.125%,
             09/01/07.......................      276,375
                                              -----------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  CHEMICALS--4.8%
--------------------------------------------
   250,000   Airgas Inc., Series "MTN",
             7.75%, 09/15/06................      254,645
   150,000   Applied Extrusion Technologies
             Inc., Series "B", 10.75%,
             07/01/11.......................      109,500
   300,000   ISP Chemco Inc., Series "B",
             10.25%, 07/01/11...............      298,500
   200,000   Millennium America Inc., 9.25%,
             06/15/08.......................      202,000
   250,000   Noveon Inc., Series "B", 11.0%,
             02/28/11.......................      270,000
   325,000   OM Group Inc., 9.25%,
             12/15/11.......................      320,125
   350,000   United Industries Corporation,
             Series "B", 9.875%, 04/01/09...      349,125
                                              -----------
                                                1,803,895
                                              -----------
  COMMERCIAL SERVICES--2.1%
--------------------------------------------
   175,000   Comforce Operating, Inc.,
             Series "B", 12.0%, 12/01/07....       97,125
   375,000   Iron Mountain, Inc., 8.625%,
             04/01/13.......................      375,000
   155,000   Mail-Well Corporation, Series
             "B", 8.75%, 12/15/08...........       66,650
   250,000   World Color Press, Inc.,
             8.375%, 11/15/08...............      260,291
                                              -----------
                                                  799,066
                                              -----------
  COMPUTERS--1.0%
--------------------------------------------
    50,000   Unisys Corporation, 7.875%,
             04/01/08.......................       47,750
   325,000   Unisys Corporation, 8.125%,
             06/01/06.......................      315,250
                                              -----------
                                                  363,000
                                              -----------
  COSMETICS/PERSONAL CARE--0.9%
--------------------------------------------
   325,000   Playtex Products Inc., 9.375%,
             06/01/11.......................      346,938
                                              -----------
  DIVERSIFIED MANUFACTURER--0.5%
--------------------------------------------
   200,000   Grey Wolf Inc., 8.875%,
             07/01/07.......................      204,000
                                              -----------
  ELECTRIC--1.9%
--------------------------------------------
   275,000   BRL Universal Equipment LP,
             8.875%, 02/15/08...............      280,500
   375,000   Calpine Corporation, 8.75%,
             07/15/07.......................      161,250
   325,000   CMS Energy Corporation, 9.875%,
             10/15/07.......................      266,500
                                              -----------
                                                  708,250
                                              -----------
  ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
--------------------------------------------
   175,000   UCAR Finance Inc., 10.25%,
             02/15/12.......................      166,250
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2002
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
ENTERTAINMENT--1.8%
--------------------------------------------
$  250,000   Argosy Gaming Company, 10.75%,
             06/01/09.......................  $   272,500
   125,000   Argosy Gaming Company, 9.0%,
             09/01/11.......................      129,688
   250,000   Horseshoe Gaming Holding
             Corporation, Series "B",
             8.625%, 05/15/09...............      261,250
                                              -----------
                                                  663,438
                                              -----------
  ENVIRONMENTAL CONTROL--1.3%
--------------------------------------------
   500,000   Allied Waste North America,
             Inc., Series "B", 7.875%,
             01/01/09.......................      465,000
   500,000   Safety-Kleen Services, 9.25%,
             06/01/08(b)....................       10,000
                                              -----------
                                                  475,000
                                              -----------
  FINANCIAL SERVICES--0.5%
--------------------------------------------
   175,000   Ford Motor Credit Company,
             7.25%, 10/25/11................      161,770
   493,850   Airplane Pass Through Trust,
             Class "D", 10.875%,
             03/15/19(e)....................       29,631
                                              -----------
                                                  191,401
                                              -----------
  FOOD--0.6%
--------------------------------------------
    50,000   Fleming Cos Inc., 10.125%,
             04/01/08.......................       39,000
    83,000   Pueblo Xtra International Inc.,
             9.5%, 08/01/03(b)..............       41,500
   100,000   Smithfield Foods Inc., Series
             "B", 8.0%, 10/15/09............       98,500
   250,000   Vlasic Foods International,
             Inc., Series "B", 10.25%,
             07/01/09(b)....................       45,000
                                              -----------
                                                  224,000
                                              -----------
  FOREST PRODUCTS & PAPER--0.6%
--------------------------------------------
   150,000   Georgia-Pacific Corporation,
             7.5%, 05/15/06.................      124,500
    75,000   Georgia-Pacific Corporation,
             8.875%, 05/15/31...............       54,375
    75,000   Georgia-Pacific Corporation,
             9.625%, 03/15/22...............       60,000
                                              -----------
                                                  238,875
                                              -----------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  HEALTHCARE PRODUCTS--1.9%
--------------------------------------------
   375,000   Advanced Medical Optics Inc.,
             9.25%, 07/15/10................      367,500
   325,000   Conmed Corporation, 9.0%,
             03/15/08.......................      328,250
                                              -----------
                                                  695,750
                                              -----------
  HEALTHCARE SERVICES--3.4%
--------------------------------------------
   200,000   HCA Inc., 8.75%, 09/01/10......      228,827
   325,000   IASIS Healthcare Corporation,
             13.0%, 10/15/09................      331,094
   225,000   Insight Health Services
             Corporation, Series "B",
             9.875%, 11/01/11...............      217,125
   175,000   Triad Hospitals Inc., Series
             "B", 8.75%, 05/01/09...........      185,062
   325,000   Vanguard Health Systems Inc.,
             9.75%, 08/01/11................      320,125
                                              -----------
                                                1,282,233
                                              -----------
  HOLDING COMPANIES--1.0%
--------------------------------------------
   350,000   P&L Coal Holdings Corporation,
             Series "B", 9.625%, 05/15/08...      366,625
                                              -----------
  HOME FURNISHINGS--1.9%
--------------------------------------------
   425,000   Applica Inc., 10.0%,
             07/31/08.......................      417,562
   125,000   Fedders North America Inc.,
             9.375%, 08/15/07...............       97,500
   250,000   Mattress Discounters
             Corporation, Series "B",
             12.625%,
             07/15/07(b)....................       45,312
   175,000   Winsloew Furniture Inc.,
             Series "B", 12.75%, 08/15/07...      146,781
                                              -----------
                                                  707,155
                                              -----------
  IRON/STEEL--0.1%
--------------------------------------------
   500,000   Republic Technologies
             International LLC, 13.75%,
             07/15/09(b)....................       32,500
                                              -----------
  LEISURE TIME--0.3%
--------------------------------------------
   100,000   Icon Health & Fitness, 11.25%,
             04/01/12.......................       97,000
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2002
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
LODGING--8.0%
--------------------------------------------
$  125,000   Aztar Corporation, 9.0%,
             08/15/11.......................  $   128,125
   300,000   Coast Hotels & Casinos Inc.,
             9.5%, 04/01/09.................      313,500
   350,000   Harrah's Operating Co. Inc.,
             8.0%, 02/01/11.................      402,493
   400,000   HMH Properties, Inc., Series
             "B", 7.875%, 08/01/08..........      374,000
   350,000   MGM Mirage Inc., 9.75%,
             06/01/07.......................      380,625
   250,000   Park Place Entertainment
             Corporation, 7.875%,
             12/15/05.......................      256,250
    75,000   Park Place Entertainment
             Corporation, 8.125%,
             05/15/11.......................       76,500
   175,000   Park Place Entertainment
             Corporation, 8.875%,
             09/15/08.......................      183,750
   200,000   Prime Hospitality Corporation,
             Series "B", 8.375%, 05/01/12...      190,000
   250,000   Starwood Hotels & Resorts
             Worldwide, Inc., 7.875%,
             05/01/12.......................      243,125
   250,000   Station Casinos Inc., 9.875%,
             07/01/10.......................      268,125
   175,000   Venetian Casino Resort LLC,
             11.0%, 06/15/10................      171,500
                                              -----------
                                                2,987,993
                                              -----------
  MINING--0.4%
--------------------------------------------
   150,000   Compass Minerals Group Inc.,
             10.0%, 08/15/11................      159,000
                                              -----------
  MULTIMEDIA--1.4%
--------------------------------------------
   325,000   AOL Time Warner Inc., 7.625%,
             04/15/31.......................      270,969
   200,000   Nextmedia Operating Inc.,
             10.75%, 07/01/11...............      196,000
    75,000   Time Warner Inc., 6.625%,
             05/15/29.......................       56,905
                                              -----------
                                                  523,874
                                              -----------
  OFFICE/BUSINESS EQUIPMENT--0.5%
--------------------------------------------
   200,000   Xerox Corporation, 5.5%,
             11/15/03.......................      172,000
                                              -----------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  OIL & GAS--5.5%
--------------------------------------------
   250,000   Magnum Hunter Resources Inc.,
             9.6%, 03/15/12.................      260,000
   500,000   Ocean Energy Inc., Series "B",
             8.375%, 07/01/08...............      531,250
   125,000   Pioneer Natural Resources
             Company, 9.625%, 04/01/10......      144,404
   250,000   Pride International, Inc.,
             9.375%, 05/01/07...............      261,250
   325,000   Stone Energy Corporation,
             8.25%, 12/15/11................      333,125
   275,000   Vintage Petroleum Inc., 9.75%,
             06/30/09.......................      281,875
   250,000   Westport Resources Corporation,
             8.25%, 11/01/11................      257,500
                                              -----------
                                                2,069,404
                                              -----------
  PACKAGING & CONTAINERS--4.4%
--------------------------------------------
   275,000   Berry Plastics Corporation,
             10.75%, 07/15/12...............      283,250
   175,000   Graphic Packaging Corporation,
             8.625%, 02/15/12...............      175,875
   350,000   Plastipak Holdings Inc.,
             10.75%, 09/01/11...............      371,000
    25,000   Radnor Holdings, Inc., 10.0%,
             12/01/03.......................       22,500
   125,000   Radnor Holdings, Inc., Series
             "B", 10.0%, 12/01/03...........      112,500
   375,000   Riverwood International
             Corporation, 10.625%,
             08/01/07.......................      384,750
   300,000   Jefferson Smurfit Corporation,
             8.25%, 10/01/12................      298,500
                                              -----------
                                                1,648,375
                                              -----------
  PHARMACEUTICALS--1.2%
--------------------------------------------
   175,000   aaiPharma Inc., 11.0%,
             04/01/10.......................      149,625
   125,000   AdvancePCS, 8.5%, 04/01/08.....      125,938
   150,000   Vicar Operating Inc., 9.875%,
             12/01/09.......................      160,500
                                              -----------
                                                  436,063
                                              -----------
  PIPELINES--0.4%
--------------------------------------------
   125,000   Western Gas Resources Inc.,
             10.0%, 06/15/09................      131,250
                                              -----------
  PRINTING & PUBLISHING--0.6%
--------------------------------------------
   210,000   Hollinger International
             Publishing, 9.25% 03/15/07.....      213,150
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2002
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
REITS--1.8%
--------------------------------------------
$  350,000   Felcor Lodging LP, 8.5%,
             06/01/11.......................  $   328,125
    25,000   Host Marriott LP, Series "E",
             8.375%, 02/15/06...............       24,125
   350,000   Meristar Hospitality
             Corporation, 9.125%,
             01/15/11.......................      311,500
                                              -----------
                                                  663,750
                                              -----------
  RETAIL--5.1%
--------------------------------------------
    75,000   Advance Stores Company, Inc.,
             10.25%, 04/15/08...............       79,311
    75,000   Cole National Group, 8.875%,
             05/15/12.......................       72,000
   300,000   Finlay Fine Jewelry, 8.375%,
             05/01/08.......................      285,000
    50,000   Gap Inc., 6.9%, 09/15/07.......       44,000
   210,000   Gap Inc., 10.55%, 12/15/08.....      210,788
   375,000   Home Interiors & Gifts, Inc.,
             10.125%, 06/01/08..............      341,250
   275,000   Leslie's Poolmart, 10.375%,
             07/15/04.......................      255,750
   150,000   R.H. Donnelley Inc., 9.125%,
             06/01/08.......................      157,500
   125,000   Rite Aid Corporation, 11.25%,
             07/01/08.......................       91,250
    75,000   Rite Aid Corporation, 7.125%,
             01/15/07.......................       50,625
   175,000   Rite Aid Corporation, 7.625%,
             04/15/05.......................      129,500
    50,000   Saks Inc., 8.25%, 11/15/08.....       46,000
   150,000   Saks Inc., 9.875%, 10/01/11....      147,000
                                              -----------
                                                1,909,974
                                              -----------
  SAVINGS & LOANS--0.9%
--------------------------------------------
   300,000   Sovereign Bancorp Inc., 10.50%,
             11/15/06.......................      333,000
                                              -----------
  TELECOMMUNICATIONS--11.9%
--------------------------------------------
   100,000   American Cellular Corporation,
             9.5%, 10/15/09.................       13,000
   450,000   American Tower Corporation,
             9.375%, 02/01/09...............      265,500
   525,000   AT&T Corporation, 6.5%,
             03/15/29.......................      435,750
   350,000   AT&T Corporation, 7.3%,
             11/15/11.......................      337,750
    75,000   AT&T Wireless Services Inc.,
             7.875%, 03/01/11...............       57,750
   325,000   AT&T Wireless Services Inc.,
             8.125%, 05/01/12...............      250,250
    50,000   AT&T Wireless Services Inc.,
             8.75%, 03/01/31................       36,000
   340,000   Crown Castle International
             Corporation, 10.75%,
             08/01/11.......................      227,800

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
  TELECOMMUNICATIONS (CONTINUED)
--------------------------------------------
    25,000   Crown Castle International
             Corporation, 9.375%,
             08/01/11.......................       15,625
    50,000   Dobson Communications
             Corporation, 10.875%,
             07/01/10.......................       34,250
   100,000   EchoStar Broadband Corporation,
             10.375%, 10/01/07..............       99,000
   300,000   Echostar DBS Corporation,
             9.125%, 01/15/09...............      282,000
   325,000   Global Crossing Ltd., 6.0%,
             10/15/03(b)....................       22,750
   175,000   Insight Midwest LP, 9.75%,
             10/01/09.......................      154,000
    75,000   Motorola Inc., 8.0%,
             11/01/11.......................       74,059
   275,000   Nextel Communications Inc.,
             9.375%, 11/15/09...............      209,000
   950,000   Nextel Communications, Inc.,
             0.0% to 10/31/02, 9.75% to
             maturity(c), 10/31/07..........      741,000
    55,000   NTL Communications Corporation,
             Series "B", 11.5%,
             10/1/08(b).....................        7,700
    30,000   NTL Inc., 12.75%,
             04/15/05(b)....................        4,200
   125,000   NTL Inc., Series "B", 0.0% to
             04/01/03, 9.75% to maturity(c),
             04/01/08(b)....................       15,625
   200,000   NTL Inc., Series "B", 10.0%,
             02/15/07(b)....................       27,000
   470,000   NTL Inc., Series "B", 11.5%,
             02/01/06(b)....................       65,800
   125,000   Qwest Capital Funding Inc.,
             6.875%, 07/15/28...............       47,500
   350,000   Qwest Communications
             International Inc., Series "B",
             7.5%, 11/01/08.................      136,500
   375,000   Qwest Corporation, 8.875%,
             03/15/12.......................      326,250
    75,000   SBA Communications Corporation,
             10.25%, 02/01/09...............       39,750
   210,000   Spectrasite Holdings Inc.,
             Series "B", 10.75%,
             03/15/10(b)....................       45,150
   325,000   Sprint Capital Corporation,
             6.875%, 11/15/28...............      187,317
   225,000   Sprint Capital Corporation,
             8.75%, 03/15/32................      150,668
   100,000   TeleCorp PCS Inc., 10.625%,
             07/15/10.......................       88,000
   250,000   UbiquiTel Operating Company,
             0.0% to 04/15/05, 14.0% to
             maturity(c), 04/15/10..........       12,500
   500,000   World Access Inc., 13.25%,
             01/15/08(b)....................       22,500
                                              -----------
                                                4,431,944
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2002
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
DOMESTIC CORPORATE BONDS (CONTINUED)
--------------------------------------------
TELEVISION, CABLE & RADIO--6.7%
--------------------------------------------
$  100,000   Charter Communications Holding
             Company LLC, 0.0% to 05/15/04,
             11.75% to maturity(c),
             05/15/11.......................  $    35,000
   125,000   Charter Communications Holding
             Company LLC, 10.75%,
             10/01/09.......................       78,750
   150,000   Charter Communications Holding
             Company LLC, 9.625%,
             11/15/09.......................       91,500
   250,000   Charter Communications Holdings
             Capital Corporation, 10.0%,
             05/15/11.......................      152,500
   850,000   Charter Communications
             Holdings, LLC, 0.0% to
             04/01/04, 9.92% to maturity(c),
             04/01/11.......................      395,250
   250,000   Charter Communications
             Holdings, LLC, 8.625%,
             04/01/09.......................      153,750
   500,000   CSC Holdings Inc., 10.5%,
             05/15/16.......................      387,500
   350,000   CSC Holdings Inc., 9.875%,
             02/15/13.......................      271,250
   100,000   CSC Holdings Inc., 9.875%,
             04/01/23.......................       73,000
   325,000   LIN Television Corporation,
             8.0%, 01/15/08.................      336,375
   250,000   Mediacom Broadband LLC, 11.0%,
             07/15/13.......................      230,000
   275,000   Radio One Inc., Series "B",
             8.875%, 07/01/11...............      287,375
                                              -----------
                                                2,492,250
                                              -----------
  TRANSPORTATION--0.1%
--------------------------------------------
   500,000   Holt Group, 9.75%,
             01/15/06(b)....................       10,625
                                              -----------
Total Domestic Corporate Bonds
  (cost $38,854,770)........................   31,653,165
                                              -----------
FOREIGN CORPORATE BONDS--7.3%(A)
--------------------------------------------
  CHEMICALS--0.8%
--------------------------------------------
   125,000   Acetex Corporation, 10.875%,
             08/01/09.......................      131,250
   175,000   Methanex Corporation, 8.75%,
             08/15/12.......................      181,125
                                              -----------
                                                  312,375
                                              -----------
  COAL--0.7%
--------------------------------------------
   250,000   Luscar Coal Ltd., 9.75%,
             10/15/11.......................      267,500
                                              -----------
  ELECTRIC--0.3%
--------------------------------------------
   300,000   Calpine Canada Energy Finance
             LLC., 8.5%, 05/01/08...........      123,000
                                              -----------
  ENTERTAINMENT--0.5%
--------------------------------------------
   175,000   Sun International Hotels Ltd.,
             8.875%, 08/15/11...............      175,438
                                              -----------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
FOREIGN CORPORATE BONDS (CONTINUED)
--------------------------------------------
  FINANCIAL SERVICES--0.9%
--------------------------------------------
   325,000   Yell Finance BV, 10.75%,
             08/01/11.......................      325,811
                                              -----------
  FOOD--0.8%
--------------------------------------------
   275,000   Premier International Foods,
             PLC, 12.0%, 09/01/09...........      292,875
                                              -----------
  FOREST PRODUCTS & PAPER--1.3%
--------------------------------------------
   150,000   MDP Acquisitions PLC, 9.625%,
             10/01/12.......................      148,125
   350,000   Tembec Industries Inc., 8.5%,
             02/01/11.......................      348,250
                                              -----------
                                                  496,375
                                              -----------
  OFFICE/BUSINESS EQUIPMENT--0.8%
--------------------------------------------
   375,000   Xerox Capital (Europe) PLC,
             5.875%, 05/15/04...............      294,375
                                              -----------
  TELECOMMUNICATIONS--0.2%
--------------------------------------------
   175,000   Global Crossing Holding Ltd.,
             9.625%, 05/15/08(b)............        2,844
   335,000   Telewest Communications PLC,
             0.0% to 02/01/05, 11.375% to
             maturity(c), 02/01/10..........       46,900
   150,000   Telewest Communications, PLC,
             0.0% to 04/15/04, 9.25% to
             maturity(c), 04/15/09..........       23,625
                                              -----------
                                                   73,369
                                              -----------
  TELEVISION, CABLE & RADIO--1.0%
--------------------------------------------
   375,000   Rogers Communications, Inc.,
             8.875%, 07/15/07...............      303,750
   175,000   United Pan-Europe
             Communications NV, Series "B",
             0.0% to 02/01/05, 13.75% to
             maturity(c), 02/01/10(b).......        7,000
   275,000   United Pan-Europe
             Communications NV, Series "B",
             0.0% to 11/01/04, 13.375% to
             maturity(c), 11/01/09(b).......       11,000
   350,000   United Pan-Europe
             Communications NV, Series "B",
             10.875%, 08/01/09(b)...........       18,375
   250,000   United Pan-Europe
             Communications NV, Series "B",
             11.5%, 02/01/10(b).............       13,125
                                              -----------
                                                  353,250
                                              -----------
Total Foreign Corporate Bonds
  (cost $3,369,535).........................    2,714,368
                                              -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                              HIGH YIELD BOND FUND
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 2002
                                  (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
---------                                       ------
CONVERTIBLE BONDS--0.3%(A)
--------------------------------------------
  INTERNET--0.3%
--------------------------------------------
$  175,000   i2 Technologies Inc., 5.25%,
             12/15/06.......................  $   101,938
                                              -----------
Total Convertible Bonds
  (cost $130,541)...........................      101,938
                                              -----------
                                                MARKET
  SHARES                                         VALUE
  ------                                        ------
WARRANTS, COMMON & PREFERRED STOCKS--1.1%(A)
---------------------------------------------------------
     4,056   Axiohm Transaction Solutions*
             (Common Stock)(e)..............  $        41
     3,100   Cablevision Systems
             Corporation, Series "H", 11.75%
             (Preferred Stock)..............      206,150
     1,650   Cablevision Systems
             Corporation, Series "M",
             11.125% (Preferred Stock)......      108,075
    17,522   Imperial Sugar Company* (Common
             Stock).........................       35,044
    17,241   Indesco International Inc.*
             (Common Stock)(e)..............       68,964
       200   Leap Wireless International,
             Inc.* (Warrants)...............           50
       383   Pillowtex Corporation*
             (Warrants).....................          728
       375   Ubiquitel Inc.* (Warrants).....          281
       250   Winsloew Furniture Inc.*
             (Warrants).....................        2,469
     1,571   World Access Inc.* (Common
             Stock).........................            3
                                              -----------
Total Warrants, Common & Preferred Stocks
  (cost $1,533,935).........................      421,805
                                              -----------
Total Investment Portfolio excluding
repurchase agreement (cost $43,888,781).....   34,891,276
                                              -----------

                                                MARKET
  SHARES                                         VALUE
  ------                                        ------
REPURCHASE AGREEMENT -- 4.4%(A)
--------------------------------------------

Repurchase Agreement with State Street
Bank and Trust Company, dated September
30, 2002 @ 1.75% to be repurchased at
$1,651,080 on October 1, 2002,
collateralized by $1,695,000 United States
Treasury Bills, due January 2, 2003,
(market value $1,688,445 including
interest) (cost $1,651,000)...............    1,651,000
                                            -----------
TOTAL INVESTMENT PORTFOLIO
    (cost $45,539,781)(d), 98.0%(a).......   36,542,276
OTHER ASSETS AND LIABILITIES, net,
  2.0%(a).................................      751,059
                                            -----------
NET ASSETS, 100.0%........................  $37,293,335
                                            ===========

---------------
  * Non-income producing security.
(a) Percentages indicated are based on net assets.
(b) Bond is in default.
(c) Bonds reset to applicable coupon rate at a future date.
(d) The aggregate identified cost for federal income tax purposes is $45,544,581. Market value includes net unrealized depreciation of $9,002,305 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $731,790 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $9,734,095.
(e) Securities are fair valued according to procedures adopted by the Board of Trustees and are deemed illiquid.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                               INTERMEDIATE       HIGH YIELD
                                                              GOVERNMENT FUND     BOND FUND
                                                              ---------------    ------------
Assets
------------------------------------------------------------
Investments, at market value (identified cost $52,544,702
  and $43,888,781, respectively)............................    $54,694,464      $ 34,891,276
Repurchase agreement (identified cost $626,000 and
  $1,651,000, respectively).................................        626,000         1,651,000
Cash........................................................            811                91
Receivables:
  Investments sold..........................................             --           226,582
  Fund shares sold..........................................      1,270,806            90,696
  From Manager..............................................         22,092                --
  Interest..................................................        441,519           914,844
Deferred state qualification expenses.......................          9,930             9,532
Prepaid insurance...........................................            923               923
                                                                -----------      ------------
        Total assets........................................    $57,066,545      $ 37,784,944
                                                                -----------      ------------
Liabilities
------------------------------------------------------------
Payables:
  Fund shares redeemed......................................    $   241,541      $    405,412
Accrued management fee......................................             --            13,599
Accrued distribution fee....................................         16,397            14,603
Accrued shareholder servicing fee...........................          9,562             8,395
Accrued fund accounting fee.................................         12,000            14,700
Other accrued expenses......................................         32,933            34,900
                                                                -----------      ------------
        Total liabilities...................................        312,433           491,609
                                                                -----------      ------------
Net assets, at market value.................................    $56,754,112      $ 37,293,335
                                                                ===========      ============
Net Assets
------------------------------------------------------------
Net assets consist of:
  Paid-in capital...........................................    $63,334,066      $ 57,171,178
  Undistributed net investment income.......................        252,429           509,740
  Accumulated net realized loss.............................     (8,982,145)      (11,390,078)
  Net unrealized appreciation (depreciation) on
    investments.............................................      2,149,762        (8,997,505)
                                                                -----------      ------------
Net assets, at market value.................................    $56,754,112      $ 37,293,335
                                                                ===========      ============
Net assets, at market value
  Class A Shares............................................    $40,019,095      $ 22,838,720
  Class B Shares............................................      4,724,016         5,067,517
  Class C Shares............................................     12,011,001         9,387,098
                                                                -----------      ------------
        Total...............................................    $56,754,112      $ 37,293,335
                                                                ===========      ============
Shares of beneficial interest outstanding
  Class A Shares............................................      3,961,028         3,439,540
  Class B Shares............................................        469,695           768,359
  Class C Shares............................................      1,191,809         1,422,642
                                                                -----------      ------------
        Total...............................................      5,622,532         5,630,541
                                                                ===========      ============
Net Asset Value -- offering and redemption price per share
  Class A Shares............................................    $     10.10      $       6.64
                                                                ===========      ============
    Maximum offering price per share (100/96.25 of $10.10
     and $6.64, respectively)...............................    $     10.49      $       6.90
                                                                ===========      ============
  Class B Shares............................................    $     10.06      $       6.60
                                                                ===========      ============
  Class C Shares............................................    $     10.08      $       6.60
                                                                ===========      ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                            STATEMENTS OF OPERATIONS
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                               INTERMEDIATE      HIGH YIELD
                                                              GOVERNMENT FUND     BOND FUND
                                                              ---------------    -----------
Investment Income
------------------------------------------------------------
Income:
  Interest..................................................    $1,582,079       $ 3,290,354
  Dividends.................................................            --            30,867
                                                                ----------       -----------
                                                                 1,582,079         3,321,221
Expenses:
  Management fee............................................       172,364           210,275
  Distribution fee (Class A Shares).........................        69,647            58,177
  Distribution fee (Class B Shares).........................        13,595            37,934
  Distribution fee (Class C Shares).........................        36,090            69,680
  Fund accounting fee.......................................        49,688            60,885
  Professional fees.........................................        57,522            55,674
  State qualification expenses..............................        40,907            41,611
  Shareholder servicing fees................................        29,973            29,514
  Reports to shareholders...................................        20,639            20,368
  Custodian fee.............................................        12,004            25,514
  Trustees' fees and expenses...............................        12,521            12,443
  Insurance.................................................         3,889             4,074
  Other.....................................................         1,097             1,146
                                                                ----------       -----------
        Total expenses before waiver and reimbursement......       519,936           627,295
        Fees waived by Manager..............................      (172,364)         (164,210)
        Reimbursement from Manager..........................       (22,092)               --
                                                                ----------       -----------
        Total expenses after waiver and reimbursement.......       325,480           463,085
                                                                ----------       -----------
Net investment income.......................................     1,256,599         2,858,136
                                                                ----------       -----------
Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------
Net realized gain (loss) from investment transactions.......       527,444        (2,963,718)
Net unrealized appreciation of investments during the fiscal
  year......................................................     1,032,393           426,273
                                                                ----------       -----------
        Net gain (loss) on investments......................     1,559,837        (2,537,445)
                                                                ----------       -----------
Net increase in net assets resulting from operations........    $2,816,436       $   320,691
                                                                ==========       ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    FOR THE FISCAL YEARS ENDED
                                                              ---------------------------------------
INTERMEDIATE GOVERNMENT FUND                                  SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
----------------------------                                  ------------------   ------------------
Increase in net assets:
Operations:
  Net investment income.....................................     $ 1,256,599          $ 1,235,236
  Net realized gain from investment transactions............         527,444              431,929
  Net unrealized appreciation of investments during the
    fiscal year.............................................       1,032,393            1,234,795
                                                                 -----------          -----------
Net increase in net assets resulting from operations........       2,816,436            2,901,960
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.37 and $0.46 per
    share, respectively)....................................        (953,212)          (1,129,320)
  Net investment income Class B Shares, ($0.34 and $0.43 per
    share, respectively)....................................         (71,968)             (28,465)
  Net investment income Class C Shares, ($0.34 and $0.43 per
    share, respectively)....................................        (193,173)             (96,352)
                                                                 -----------          -----------
Net distributions to shareholders...........................      (1,218,353)          (1,254,137)
Increase in net assets from Fund share transactions.........      24,469,052            3,859,383
                                                                 -----------          -----------
Increase in net assets......................................      26,067,135            5,507,206
Net assets, beginning of fiscal year........................      30,686,977           25,179,771
                                                                 -----------          -----------
Net assets, end of fiscal year (including undistributed net
  investment income of $252,429 and $184,222,
  respectively).............................................     $56,754,112          $30,686,977
                                                                 ===========          ===========

                                                                    FOR THE FISCAL YEARS ENDED
                                                              ---------------------------------------
HIGH YIELD BOND FUND                                          SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
--------------------                                          ------------------   ------------------
Increase (decrease) in net assets:
Operations:
  Net investment income.....................................     $ 2,858,136          $ 2,996,602
  Net realized loss from investment transactions............      (2,963,718)          (3,231,496)
  Net unrealized appreciation (depreciation) of investments
    during the fiscal year..................................         426,273             (261,084)
                                                                 -----------          -----------
Net increase (decrease) in net assets resulting from
  operations................................................         320,691             (495,978)
Distributions to shareholders from:
  Net investment income Class A Shares, ($0.59 and $0.70 per
    share, respectively)....................................      (1,787,647)          (2,034,573)
  Net investment income Class B Shares, ($0.55 and $0.66 per
    share, respectively)....................................        (367,958)            (308,137)
  Net investment income Class C Shares, ($0.55 and $0.66 per
    share, respectively)....................................        (677,482)            (711,675)
                                                                 -----------          -----------
Net distributions to shareholders...........................      (2,833,087)          (3,054,385)
Increase (decrease) in net assets from Fund share
  transactions..............................................       7,928,916           (1,166,976)
                                                                 -----------          -----------
Increase (decrease) in net assets...........................       5,416,520           (4,717,339)
Net assets, beginning of fiscal year........................      31,876,815           36,594,154
                                                                 -----------          -----------
Net assets, end of fiscal year (including undistributed net
  investment income of $509,740 and $406,478,
  respectively).............................................     $37,293,335          $31,876,815
                                                                 ===========          ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
              HERITAGE INCOME TRUST--INTERMEDIATE GOVERNMENT FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 CLASS A SHARES*
                                    ------------------------------------------
                                            FOR THE FISCAL YEARS ENDED
                                                   SEPTEMBER 30
                                    ------------------------------------------
                                     2002     2001     2000     1999     1998
                                    ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF
  FISCAL YEAR.....................  $ 9.78   $ 9.19   $ 9.16   $ 9.70   $ 9.20
                                    ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........    0.36     0.45     0.50     0.41     0.48
  Net realized and unrealized gain
    (loss) on investments.........    0.33     0.60     0.06    (0.53)    0.51
                                    ------   ------   ------   ------   ------
  Total from Investment
    Operations....................    0.69     1.05     0.56    (0.12)    0.99
                                    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income........................   (0.37)   (0.46)   (0.53)   (0.42)   (0.49)
                                    ------   ------   ------   ------   ------
NET ASSET VALUE, END OF FISCAL
  YEAR............................  $10.10   $ 9.78   $ 9.19   $ 9.16   $ 9.70
                                    ======   ======   ======   ======   ======
TOTAL RETURN (%)(A)...............    7.27    11.76     5.92    (1.20)   11.18
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net
    assets
  With expenses waived (%)........    0.86     0.87     0.87     0.91     0.92
  Without expenses waived (%).....    1.42     1.56     1.47     1.84     2.00
Net investment income to average
  daily net assets (%)............    3.75     4.77     5.32     4.40     5.18
Portfolio turnover rate (%).......     106      123      107      124      188
Net assets, end of fiscal year ($
  millions).......................      40       25       23       11       13

                                                 CLASS B SHARES*
                                    ------------------------------------------
                                            FOR THE FISCAL YEARS ENDED
                                                   SEPTEMBER 30
                                    ------------------------------------------
                                     2002     2001     2000     1999    1998+
                                    ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF
  FISCAL YEAR.....................  $ 9.74   $ 9.15   $ 9.13   $ 9.67   $ 9.28
                                    ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........    0.32     0.42     0.47     0.39     0.33
  Net realized and unrealized gain
    (loss) on investments.........    0.34     0.60     0.05    (0.53)    0.32
                                    ------   ------   ------   ------   ------
  Total from Investment
    Operations....................    0.66     1.02     0.52    (0.14)    0.65
                                    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income........................   (0.34)   (0.43)   (0.50)   (0.40)   (0.26)
                                    ------   ------   ------   ------   ------
NET ASSET VALUE, END OF FISCAL
  YEAR............................  $10.06   $ 9.74   $ 9.15   $ 9.13   $ 9.67
                                    ======   ======   ======   ======   ======
TOTAL RETURN (%)(A)...............    6.98    11.46     5.47    (1.49)    7.16 (b)
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net
    assets
  With expenses waived (%)........    1.20     1.20     1.20     1.20     1.20 (c)
  Without expenses waived (%).....    1.76     1.89     1.80     2.13     2.28 (c)
Net investment income to average
  daily net assets (%)............    3.32     4.26     5.00     4.15     4.59 (c)
Portfolio turnover rate (%).......     106      123      107      124      188
Net assets, end of fiscal year ($
  millions).......................       5        1        0        0        0

                                                 CLASS C SHARES*
                                    ------------------------------------------
                                            FOR THE FISCAL YEARS ENDED
                                                   SEPTEMBER 30
                                    ------------------------------------------
                                     2002     2001     2000     1999     1998
                                    ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF
  FISCAL YEAR.....................  $ 9.75   $ 9.17   $ 9.14   $ 9.67   $ 9.18
                                    ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........    0.32     0.41     0.45     0.40     0.41
  Net realized and unrealized gain
    (loss) on investments.........    0.35     0.60     0.08    (0.53)    0.55
                                    ------   ------   ------   ------   ------
  Total from Investment
    Operations....................    0.67     1.01     0.53    (0.13)    0.96
                                    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income........................   (0.34)   (0.43)   (0.50)   (0.40)   (0.47)
                                    ------   ------   ------   ------   ------
NET ASSET VALUE, END OF FISCAL
  YEAR............................  $10.08   $ 9.75   $ 9.17   $ 9.14   $ 9.67
                                    ======   ======   ======   ======   ======
TOTAL RETURN (%)(A)...............    7.08    11.32     5.58    (1.38)   10.85
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net
    assets
  With expenses waived (%)........    1.20     1.20     1.20     1.20     1.20
  Without expenses waived (%).....    1.76     1.89     1.80     2.13     2.28
Net investment income to average
  daily net assets (%)............    3.33     4.34     4.98     4.11     4.74
Portfolio turnover rate (%).......     106      123      107      124      188
Net assets, end of fiscal year ($
  millions).......................      12        4        2        2        5

---------------
  * Per share amounts have been calculated using the monthly average share method.
  + For the period February 2, 1998 (commencement of Class B Shares) to
    September 30, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) Not annualized.
(c) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST--HIGH YIELD BOND FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                        CLASS A SHARES
                                          ------------------------------------------
                                                  FOR THE FISCAL YEARS ENDED
                                                         SEPTEMBER 30
                                          ------------------------------------------
                                           2002     2001     2000     1999     1998
                                          ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF FISCAL
  YEAR..................................  $ 7.10   $ 7.87   $ 8.98   $ 9.77   $10.69
                                          ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................    0.57     0.70     0.92     0.86     0.88
  Net realized and unrealized loss on
    investments.........................   (0.44)   (0.77)   (1.11)   (0.78)   (0.91)
                                          ------   ------   ------   ------   ------
  Total from Investment Operations......    0.13    (0.07)   (0.19)    0.08    (0.03)
                                          ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income..............................   (0.59)   (0.70)   (0.92)   (0.87)   (0.89)
                                          ------   ------   ------   ------   ------
NET ASSET VALUE, END OF FISCAL YEAR.....  $ 6.64   $ 7.10   $ 7.87   $ 8.98   $ 9.77
                                          ======   ======   ======   ======   ======
TOTAL RETURN (%)(A).....................    1.68    (1.04)   (2.97)    0.66    (0.52)
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net assets
    With expenses waived/recovered
      (%)...............................    1.12     1.13     1.18     1.18     1.19
    Without expenses waived/recovered
      (%)...............................    1.59     1.58     1.40     1.27     1.30
  Net investment income to average daily
    net assets (%)......................    8.36     9.17    10.07     8.94     8.44
  Portfolio turnover rate (%)...........      61       56       32       52       87
  Net assets, end of fiscal year ($
    millions)...........................      23       20       25       34       40

                                                        CLASS B SHARES
                                          ------------------------------------------
                                                  FOR THE FISCAL YEARS ENDED
                                                         SEPTEMBER 30
                                          ------------------------------------------
                                           2002     2001     2000     1999    1998+
                                          ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF FISCAL
  YEAR..................................  $ 7.06   $ 7.83   $ 8.94   $ 9.73   $10.57
                                          ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................    0.54     0.65     0.86     0.81     0.51
  Net realized and unrealized loss on
    investments.........................   (0.45)   (0.76)   (1.10)   (0.78)   (0.87)
                                          ------   ------   ------   ------   ------
  Total from Investment Operations......    0.09    (0.11)   (0.24)    0.03    (0.36)
                                          ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income..............................   (0.55)   (0.66)   (0.87)   (0.82)   (0.48)
                                          ------   ------   ------   ------   ------
NET ASSET VALUE, END OF FISCAL YEAR.....  $ 6.60   $ 7.06   $ 7.83   $ 8.94   $ 9.73
                                          ======   ======   ======   ======   ======
TOTAL RETURN (%)(A).....................    1.15    (1.55)   (3.50)    0.14    (3.58)(b)
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net assets
    With expenses waived/recovered
      (%)...............................    1.65     1.65     1.70     1.70     1.70 (c)
    Without expenses waived/recovered
      (%)...............................    2.12     2.10     1.92     1.79     1.81 (c)
  Net investment income to average daily
    net assets (%)......................    7.83     8.60     9.56     8.40     7.90 (c)
  Portfolio turnover rate (%)...........      61       56       32       52       87
  Net assets, end of fiscal year ($
    millions)...........................       5        4        3        4        2

                                                        CLASS C SHARES
                                          ------------------------------------------
                                                  FOR THE FISCAL YEARS ENDED
                                                         SEPTEMBER 30
                                          ------------------------------------------
                                           2002     2001     2000     1999     1998
                                          ------   ------   ------   ------   ------
NET ASSET VALUE, BEGINNING OF FISCAL
  YEAR..................................  $ 7.06   $ 7.83   $ 8.94   $ 9.73   $10.65
                                          ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................    0.54     0.65     0.86     0.81     0.83
  Net realized and unrealized loss on
    investments.........................   (0.45)   (0.76)   (1.10)   (0.78)   (0.91)
                                          ------   ------   ------   ------   ------
  Total from Investment Operations......    0.09    (0.11)   (0.24)    0.03    (0.08)
                                          ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income..............................   (0.55)   (0.66)   (0.87)   (0.82)   (0.84)
                                          ------   ------   ------   ------   ------
NET ASSET VALUE, END OF FISCAL YEAR.....  $ 6.60   $ 7.06   $ 7.83   $ 8.94   $ 9.73
                                          ======   ======   ======   ======   ======
TOTAL RETURN (%)(A).....................    1.15    (1.55)   (3.50)    0.14    (1.02)
RATIOS AND SUPPLEMENTAL DATA:
  Expenses to average daily net assets
    With expenses waived/recovered
      (%)...............................    1.65     1.65     1.70     1.70     1.70
    Without expenses waived/recovered
      (%)...............................    2.12     2.10     1.92     1.79     1.81
  Net investment income to average daily
    net assets (%)......................    7.82     8.60     9.56     8.42     7.93
  Portfolio turnover rate (%)...........      61       56       32       52       87
  Net assets, end of fiscal year ($
    millions)...........................       9        8        8       13       13

---------------

   + For the period February 2, 1998 (commencement of Class B Shares) to
     September 30, 1998.
 (a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
 (b) Not annualized.
 (c) Annualized.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1:
      SIGNIFICANT ACCOUNTING POLICIES. Heritage Income Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund and the High Yield Bond Fund (each, a "Fund" and collectively, the "Funds"). The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital. The High Yield Bond Fund has an investment objective of high current income. The Funds currently offer Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. For Class A Share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares are sold subject to a 5% maximum contingent deferred sales load (based on the lower of purchase price or redemption price) declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

      Security Valuation: Each Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

      Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

      Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. Each Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

      Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for each Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

      State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

      Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

      Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is recorded on the accrual basis except when income is not expected.

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2:
      FUND SHARES. At September 30, 2002, there were an unlimited number of shares of beneficial interest of no par value authorized.

      INTERMEDIATE GOVERNMENT FUND

      Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2002, were as follows:

                                              CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                        --------------------------    -----------------------    ------------------------
                                          SHARES         AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                        ----------    ------------    --------    -----------    ---------    -----------
        Shares sold...................   2,924,413    $ 28,848,567     431,184    $ 4,210,301    1,284,828    $12,609,451
        Shares issued on reinvestment
          of distributions............      75,540         733,519       6,732         65,226       17,355        168,488
        Shares redeemed...............  (1,605,670)    (15,766,114)   (122,031)    (1,194,771)    (530,403)    (5,205,615)
                                        ----------    ------------    --------    -----------    ---------    -----------
          Net increase................   1,394,283    $ 13,815,972     315,885    $ 3,080,756      771,780    $ 7,572,324
                                                      ============                ===========                 ===========
        Shares outstanding:
          Beginning of fiscal year....   2,566,745                     153,810                     420,029
                                        ----------                    --------                   ---------
          End of fiscal year..........   3,961,028                     469,695                   1,191,809
                                        ==========                    ========                   =========

      Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2001, were as follows:

                                              CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                        --------------------------    -----------------------    ------------------------
                                          SHARES         AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                        ----------    ------------    --------    -----------    ---------    -----------
        Shares sold...................     767,476    $  7,319,699     184,146    $ 1,751,247      324,393    $ 3,098,387
        Shares issued on reinvestment
          of distributions............      90,176         845,444       2,589         24,291        8,638         81,000
        Shares redeemed...............    (833,091)     (7,890,628)    (67,861)      (643,150)     (77,024)      (726,907)
                                        ----------    ------------    --------    -----------    ---------    -----------
          Net increase................      24,561    $    274,515     118,874    $ 1,132,388      256,007    $ 2,452,480
                                                      ============                ===========                 ===========
        Shares outstanding:
          Beginning of fiscal year....   2,542,184                      34,936                     164,022
                                        ----------                    --------                   ---------
          End of fiscal year..........   2,566,745                     153,810                     420,029
                                        ==========                    ========                   =========

      HIGH YIELD BOND FUND

      Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2002, were as follows:

                                              CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                        --------------------------    -----------------------    ------------------------
                                          SHARES         AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                        ----------    ------------    --------    -----------    ---------    -----------
        Shares sold...................   1,262,387    $  8,776,004     352,297    $ 2,460,820      670,120    $ 4,658,478
        Shares issued on reinvestment
          of distributions............     153,281       1,068,403      21,193        146,903       65,989        457,464
        Shares redeemed...............    (796,247)     (5,484,044)   (165,046)    (1,148,259)    (433,083)    (3,006,853)
                                        ----------    ------------    --------    -----------    ---------    -----------
          Net increase................     619,421    $  4,360,363     208,444    $ 1,459,464      303,026    $ 2,109,089
                                                      ============                ===========                 ===========
        Shares outstanding:
          Beginning of fiscal year....   2,820,119                     559,915                   1,119,616
                                        ----------                    --------                   ---------
          End of fiscal year..........   3,439,540                     768,359                   1,422,642
                                        ==========                    ========                   =========

      Transactions in Class A, B and C Shares of the Fund during the fiscal year ended September 30, 2001, were as follows:

                                              CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                        --------------------------    -----------------------    ------------------------
                                          SHARES         AMOUNT        SHARES       AMOUNT        SHARES        AMOUNT
                                        ----------    ------------    --------    -----------    ---------    -----------
        Shares sold...................     303,143    $  2,290,140     301,571    $ 2,265,600      308,972    $ 2,317,372
        Shares issued on reinvestment
          of distributions............     160,334       1,207,280      18,284        136,958       64,501        483,394
        Shares redeemed...............    (810,960)     (6,100,646)   (166,293)    (1,235,002)    (338,545)    (2,532,072)
                                        ----------    ------------    --------    -----------    ---------    -----------
          Net increase (decrease).....    (347,483)   $ (2,603,226)    153,562    $ 1,167,556       34,928    $   268,694
                                                      ============                ===========                 ===========
        Shares outstanding:
          Beginning of fiscal year....   3,167,602                     406,353                   1,084,688
                                        ----------                    --------                   ---------
          End of fiscal year..........   2,820,119                     559,915                   1,119,616
                                        ==========                    ========                   =========

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 3:
      PURCHASES AND SALES OF SECURITIES. For the fiscal year ended September 30, 2002, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

                                                            U.S. GOVERNMENT SECURITIES                      OTHER
                                                     -----------------------------------------   ----------------------------
                                                      PURCHASES       SALES        PAYDOWNS        PURCHASES         SALES
                                                     -----------   -----------   -------------   --------------   -----------
        Intermediate Government Fund...............  $58,745,840   $33,995,178   $   1,548,398               --            --
        High Yield Bond Fund.......................           --            --              --   $   29,014,514   $19,502,486

Note 4:
      MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT, FUND ACCOUNTING AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the "Manager" or "Heritage"), the Intermediate Government Fund agreed to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund's average daily net assets, computed daily and payable monthly. For the High Yield Bond Fund, the management fee is 0.60% on the first $100,000,000 and 0.50% of any excess over $100,000,000 of net assets. Pursuant to a contractual agreement dated January 2, 2002, the Manager agreed to waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceed that Fund's average daily net assets attributable to that class for the 2002 fiscal year as follows:

                                                                      CLASS A   CLASS B AND C
                                                                      -------   -------------
        Intermediate Government Fund................................  0.95%        1.20%
        High Yield Bond Fund........................................  1.20%        1.65%

      Under this agreement, management fees of $172,364 were waived and $22,092 of expenses were reimbursed for the Intermediate Government Fund and management fees of $164,210 were waived in the High Yield Bond Fund for the fiscal year ended September 30, 2002. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2004, the Funds may be required to pay the Manager a portion or all of the waived management fees. In addition, the Funds may be required to pay the Manager a portion or all of the management fees waived of $130,754 and $151,212 for the Intermediate Government Fund and the High Yield Bond Fund, respectively, in fiscal 2001 if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2003.

      The Manager entered into a subadvisory agreement with Salomon Brothers Asset Management Inc. to provide investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the High Yield Bond Fund to the Manager without regard to any reduction due to the imposition of expense limitations. For the fiscal year ended September 30, 2002, the Manager paid $105,138 for subadviser fees.

      The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Intermediate Government Fund and High Yield Bond Fund. For the fiscal year ended September 30, 2002, the Manager charged the Intermediate Government Fund $29,973 for Shareholder Servicing fees and $49,688 for Fund Accounting services. For the same period, the Manager charged the High Yield Bond Fund $29,514 for Shareholder Servicing fees and $60,885 for Fund Accounting services.

      Raymond James & Associates, Inc. (the "Distributor" or "RJA") has advised the Trust that the Intermediate Government Fund generated $24,611 in front-end sales charges and $1,735 in contingent deferred sales charges for Class A Shares, $14,045 in contingent deferred sales charges for Class B Shares and $4,359 in contingent deferred sales charges for Class C Shares for the fiscal year ended September 30, 2002. The High Yield Bond Fund received $70,983 in front-end sales charges for Class A Shares, $29,596 in contingent deferred sales charges for Class B Shares and $3,792 in contingent deferred sales charges for Class C Shares for the fiscal year ended September 30, 2002. From these fees, the Distributor paid sales commissions to salespersons and incurred other distribution costs.

      Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee up to 0.35% of the average daily net assets for Class A Shares. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee of up to 0.60% for the Intermediate Government Fund and up to 0.80% for the High Yield Bond Fund of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc. ("RJF").

      Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Capital Appreciation Trust and Heritage Series Trust, investment companies that also are advised by the Manager of the Trust (collectively referred to as the "Heritage Mutual Funds"). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for

--------------------------------------------------------------------------------
                             HERITAGE INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

      each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. For the fiscal year ended September 30, 2002, the Trust paid the Trustees an aggregate amount of $22,730 in fees.

Note 5:
      FEDERAL INCOME TAXES. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

        INTERMEDIATE GOVERNMENT FUND
        For the fiscal year ended September 30, 2002, to reflect classifications arising from permanent book/tax differences attributable to market discounts and expirations of capital loss carryforwards, the Fund decreased (debited) paid in capital $936,166, and increased (credited) undistributed net investment income and accumulated net realized loss $29,961 and $906,205, respectively. As of September 30, 2002, the Fund had net tax basis capital loss carryforwards in the aggregate of $8,982,145. The capital loss carryforwards may be applied to any net taxable gain until their expiration dates through 2009.

        HIGH YIELD BOND FUND
        For the fiscal year ended September 30, 2002, to reflect classifications arising from permanent book/tax differences attributable to market discounts, the Fund increased (credited) undistributed net investment income and decreased (debited) accumulated net realized loss $78,213. As of September 30, 2002, the Fund had net tax basis capital loss carryforwards in the aggregate of $8,526,686. The capital loss carryforwards may be applied to any net taxable gain until their expiration dates through 2010. In addition, from November 1, 2001 to September 30, 2002, the Fund incurred $2,858,592 of net realized capital losses (post October losses), which will be deferred and treated as arising on October 1, 2002 in accordance with regulations under the Internal Revenue Code.

      For income tax purposes, distributions paid during the fiscal years ended September 30, 2002 and 2001 were as follows:

                                                                          2002         2001
        INTERMEDIATE GOVERNMENT FUND                                   ----------   ----------
        Ordinary Income.............................................   $1,218,353   $1,254,137
        Long-Term Capital Gains.....................................   $        0   $        0

                                                                          2002         2001
        HIGH YIELD BOND FUND                                           ----------   ----------
        Ordinary Income.............................................   $2,833,087   $3,054,385
        Long-Term Capital Gains.....................................   $        0   $        0

      As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                        INTERMEDIATE     HIGH YIELD
                                                                       GOVERNMENT FUND    BOND FUND
                                                                       ---------------   -----------
        Undistributed Ordinary Income...............................     $   252,426     $   586,924
        Capital Loss Carryforwards..................................     $(8,982,145)    $(8,526,686)
        Post October Losses.........................................     $         0     $(2,858,592)

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Heritage Income Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Income
Trust -- Intermediate Government Fund and Heritage Income Trust -- High Yield Bond Fund (constituting Heritage Income Trust, hereafter referred to as the "Trust") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

  /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Tampa, Florida
November 21, 2002

--------------------------------------------------------------------------------

                             HERITAGE INCOME TRUST
                             TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                           HERITAGE MUTUAL
                                                                                                FUNDS
                                                  TERM OF OFFICE*         PRINCIPAL            COMPLEX            OTHER
        NAME, ADDRESS             POSITION(S)      AND LENGTH OF    OCCUPATION(S) DURING      OVERSEEN        DIRECTORSHIPS
           AND AGE              HELD WITH FUND      TIME SERVED         PAST 5 YEARS         BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------

    AFFILIATED TRUSTEES**
       THOMAS A. JAMES              Trustee       Since inception   Chairman of the Board     13                 Outback
     880 Carillon Parkway                            in 1990          since 1986; Chief                      Steakhouse, Inc.
   St. Petersburg, FL 33716                                         Executive Officer of
             (60)                                                      RJF since 1969;
                                                                    Chairman of the Board
                                                                     of RJA since 1986;
                                                                    Chairman of the Board
                                                                       of Eagle Asset
                                                                      Management, Inc.
                                                                    ("Eagle") since 1984.
-----------------------------------------------------------------------------------------------------------------------------
       RICHARD K. RIESS            President        Since 2000         Executive Vice         13                   N/A
     880 Carillon Parkway             and                               President and
   St. Petersburg, FL 33716         Trustee       Since inception   Managing Director for
             (53)                                    in 1990         Asset Management of
                                                                    RJF since 1998; Chief
                                                                    Executive Officer of
                                                                      Eagle since 1996;
                                                                       Chief Executive
                                                                     Officer of Heritage
                                                                    since 2000; President
                                                                      of Eagle, 1995 to
                                                                            2000.
-----------------------------------------------------------------------------------------------------------------------------

     INDEPENDENT TRUSTEES
       C. ANDREW GRAHAM             Trustee       Since inception     Graham Financial        13                   N/A
     880 Carillon Parkway                            in 1990            Partners LLC
   St. Petersburg, FL 33716                                            (insurance and
             (62)                                                   investment services)
                                                                         since 1999;
                                                                    Representative of NFP
                                                                      Securities, Inc.
                                                                    (broker-dealer) since
                                                                    2002; Representative
                                                                     of Multi-Financial
                                                                      Securities Corp.
                                                                    (broker-dealer), 1996
                                                                      to 2001; V.P. of
                                                                      Financial Designs
                                                                     Ltd., 1996 to 1999.
-----------------------------------------------------------------------------------------------------------------------------
       JAMES L. PAPPAS              Trustee       Since inception    Lykes Professor of       13                   N/A
     880 Carillon Parkway                             in 1990        Banking and Finance
   St. Petersburg, FL 33716                                             since 1986 at
             (59)                                                    University of South
                                                                     Florida; President,
                                                                     Graduate School of
                                                                     Banking since 1995;
                                                                    Trustee and Chairman
                                                                     of the Board, Tampa
                                                                       Museum of Art.
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             HERITAGE INCOME TRUST
                             TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                           HERITAGE MUTUAL
                                                                                                FUNDS
                                                  TERM OF OFFICE*         PRINCIPAL            COMPLEX            OTHER
        NAME, ADDRESS             POSITION(S)      AND LENGTH OF    OCCUPATION(S) DURING      OVERSEEN        DIRECTORSHIPS
           AND AGE              HELD WITH FUND      TIME SERVED         PAST 5 YEARS         BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
                INDEPENDENT TRUSTEES (CONTINUED)
      DAVID M. PHILLIPS             Trustee       Since inception       Executive in          13                   N/A
     880 Carillon Parkway                            in 1990        Residence, University
   St. Petersburg, FL 33716                                         of North Carolina --
             (63)                                                   Wilmington; Chairman
                                                                       Emeritus of CCC
                                                                    Information Services,
                                                                            Inc.
-----------------------------------------------------------------------------------------------------------------------------
         ERIC STATTIN               Trustee       Since inception     Private Investor        13             Mill Creek Bank
     880 Carillon Parkway                             in 1990            since 1988.
   St. Petersburg, FL 33716
             (69)
-----------------------------------------------------------------------------------------------------------------------------
      DEBORAH L. TALBOT             Trustee         Since 2002       Consultant/Advisor;      13                   N/A
     880 Carillon Parkway                                            Member, Academy of
   St. Petersburg, FL 33716                                         Senior Professionals,
             (51)                                                   Eckerd College since
                                                                    1997; Member, Dean's
                                                                      Advisory Board of
                                                                     Fogelman School of
                                                                    Business, University
                                                                         of Memphis,
                                                                     1999-2000; Advisory
                                                                    Board Member, Center
                                                                     for Global Studies,
                                                                     Pennsylvania State
                                                                         University,
                                                                         1996-1999.
-----------------------------------------------------------------------------------------------------------------------------

           OFFICERS
          K.C. CLARK            Executive Vice      Since 2000         Executive Vice         N/A                  N/A
     880 Carillon Parkway          President                         President and Chief
   St. Petersburg, FL 33716           and                           Operating Officer of
             (43)                  Principal                        Heritage, since 2000;
                                   Executive                             Senior Vice
                                    Officer                         President -- Operations
                                                                    and Administration of
                                                                      Heritage, 1998 to
                                                                         2000; Vice
                                                                        President --
                                                                       Operations and
                                                                      Administration of
                                                                      Heritage, 1993 to
                                                                            1998.
-----------------------------------------------------------------------------------------------------------------------------
       H. PETER WALLACE         Vice President      Since 1993      Senior Vice President     N/A                  N/A
     880 Carillon Parkway                                               and Director
   St. Petersburg, FL 33716                                             Fixed Income
             (56)                                                      Investments of
                                                                    Heritage since 1993.
-----------------------------------------------------------------------------------------------------------------------------
      DONALD H. GLASSMAN           Treasurer      Since inception   Treasurer of Heritage     N/A                  N/A
     880 Carillon Parkway                             in 1990            since 1989.
   St. Petersburg, FL 33716
             (45)
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             HERITAGE INCOME TRUST
                             TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                           HERITAGE MUTUAL
                                                                                                FUNDS
                                                  TERM OF OFFICE*         PRINCIPAL            COMPLEX            OTHER
        NAME, ADDRESS             POSITION(S)      AND LENGTH OF    OCCUPATION(S) DURING      OVERSEEN        DIRECTORSHIPS
           AND AGE              HELD WITH FUND      TIME SERVED         PAST 5 YEARS         BY TRUSTEE      HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
     OFFICERS (CONTINUED)
    CLIFFORD J. ALEXANDER          Secretary      Since inception   Partner, Kirkpatrick      N/A                  N/A
     880 Carillon Parkway                             in 1990        & Lockhart LLP (law
   St. Petersburg, FL 33716                                                firm).
             (59)
-----------------------------------------------------------------------------------------------------------------------------
        ROBERT J. ZUTZ             Assistant      Since inception   Partner, Kirkpatrick      N/A                  N/A
     880 Carillon Parkway          Secretary          in 1990        & Lockhart LLP (law
   St. Petersburg, FL 33716                                                firm).
             (49)
-----------------------------------------------------------------------------------------------------------------------------
      DEBORAH A. MALINA            Assistant        Since 2000           Compliance           N/A                  N/A
     880 Carillon Parkway          Secretary                          Administrator of
   St. Petersburg, FL 33716                                         Heritage since 2000;
             (36)                                                   Assistant Supervisor
                                                                       of Operations,
                                                                      Heritage, 1997 to
                                                                            2000.
-----------------------------------------------------------------------------------------------------------------------------

 * Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms. The Trust's Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184.

** Messrs. James and Riess are "interested" persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

HERITAGE FAMILY OF FUNDS(TM)
The Intelligent Creation of Wealth

HERITAGE MONEY MARKET FUNDS
Cash Trust Money Market
Cash Trust Municipal Money Market

HERITAGE BOND FUNDS
High Yield
Intermediate Government

HERITAGE EQUITY FUNDS
Aggressive Growth
Capital Appreciation
Growth and Income
Growth Equity
International Equity
Mid Cap
Small Cap
Technology
Value Equity


                                     [LOGO]

                 Raymond James & Associates, Inc., Distributor
                      Member New York Stock Exchange/SIPC
                              880 Carillon Parkway
                            St. Petersburg, FL 33716
                        (727) 573-8143 - (800) 421-4184
                             www.heritagefunds.com

             Not FDIC Insured - May Lose Value - No Bank Guarantee

We are pleased that many of you are also investors in these funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at 800-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Income Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

6M AR5321 INL 09/02 Copyright 2002 Heritage Asset Management, Inc.